Exhibit 10.10

SECOND AMENDMENT TO

PROPYLENE SUPPLY CONTRACT

This Second Amendment to Propylene Supply Contract (hereinafter “Amendment”) is made effective as of January 1, 2012 (hereinafter “Effective Date”), by and between INEOS Olefins & Polymers USA, a division of INEOS USA LLC (hereinafter “Buyer”), a Delaware limited liability company, and PL Propylene LLC (hereinafter “Seller”), a Delaware limited liability company.  Buyer and Seller may be referred to collectively as “Parties” and individually as a “Party”.

Recitals

WHEREAS, Buyer and Seller are parties to that certain Propylene Supply Contract effective September 29, 2009, as amended pursuant to that certain First Amendment to Propylene Supply Contract effective January 1, 2011 (hereinafter “Contract”), and;

WHEREAS, the Parties desire to amend the Contract in the respects set forth below;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein expressed, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby amend the Contract and agree as follows:

1.                                       Capitalized terms herein not otherwise defined will have the meanings ascribed to such terms in the Contract.

2.                                       The Section of the Contract entitled Quantity is modified by striking the current text and substituting the following:

“Subject to proration for the month and year in which the Commencement Date occurs (as set forth below), during the Contract Term, Seller agrees to sell and Buyer agrees to purchase and pay for the following quantity of Product(s):

(i)  For each calendar month (“month”) Buyer will purchase at least the Monthly Minimum and no more than the Monthly Maximum, and (ii) for each calendar year (“year”) Buyer will purchase at least the Yearly Minimum and no more than the Yearly Maximum:

	Monthly	Monthly	Yearly	Yearly
YEAR	Minimum	Maximum	Minimum	Maximum
2010	11,000,000	17,000,000	160,000,000	200,000,000
2011	11,000,000	17,000,000	160,000,000	200,000,000
2012	18,000,000	24,000,000	244,000,000	284,000,000
2013	18,000,000	24,000,000	244,000,000	284,000,000

If the Contract Term extends beyond December 31, 2013, then thereafter, for the remainder of the Contract Term, Buyer will purchase in each month and year, respectively, (i) at least the Monthly Minimum and Yearly Minimum quantities set forth in the foregoing table for the year 2013 and (ii) no more than the Monthly Maximum and the Yearly Maximum quantities set forth in the foregoing table for the year 2013.

The quantity of Product for the month in which the Commencement Date occurs will be prorated for that month based on the number of days remaining in the month from the Commencement Date divided by the number of days in such month.  The minimum and maximum quantity of Product for the calendar year in which the Commencement Date occurs will be prorated for that year based on the number of months remaining in that year.

All quantities of Product will be purchased and paid for on a stream basis.”

3.                                       The Contract, as amended by this Amendment, will remain and continue in full force and effect, will constitute a legal, valid, and binding obligation of Buyer and Seller, and is in all respects agreed to, ratified, and confirmed hereby.

4.                                       Any reference to the Contract after the Effective Date will be deemed a reference to the Contract as amended by this Amendment.

5.                                       This Amendment will be construed in accordance with, and governed by, the laws of the State of Texas, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

6.                                       This Amendment may be executed and delivered in the original, by facsimile, by Portable Document Format (PDF), or by any other generally accepted electronic means, in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed and delivered will be deemed an original, but all of which taken together will constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

PL Propylene LLC		INEOS Olefins & Polymers USA,
a division of INEOS USA LLC

By:	/s/ Nathan Ticatch	By:	/s/ Dennis J. Seith

Printed		Printed
Name:	Nathan Ticatch	Name:	Dennis J. Seith

Title:	President	Title:	CEO & President